Munder Michigan Tax-Free Bond Fund

Class A, B, C, K & Y Shares

Supplement Dated February 15, 2006

to Prospectus Dated October 31, 2005

Liquidation of the Michigan Tax-Free Bond Fund

Investors are advised that the Munder Michigan Tax-Free Bond Fund (“Fund”) will be liquidated on March 17, 2006, or earlier if the Fund’s assets decline 55% or more from their levels as of the date of this Supplement (approximately $11.7 million). The Board of Trustees has approved a plan of liquidation for the Fund and determined the liquidation to be in the best interests of the shareholders.

The plan of liquidation provides that the Fund will automatically redeem all of its outstanding shares on March 17, 2006. However, if the Fund’s assets decline 55% or more from their levels as of the date of this Supplement, the Fund will liquidate as soon as practicable thereafter so that remaining shareholders are not disadvantaged. The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for. Any applicable contingent deferred sales charges (CDSCs) will be waived for redemptions that occur on the liquidation date. Redemptions made prior to the liquidation date will be subject to applicable CDSCs.

The distribution to the Fund’s shareholders of the Fund’s liquidation proceeds will be made to all shareholders of record on the date of the liquidation.

Liquidation proceeds will be paid entirely in cash. As a result, as the date of the liquidation approaches, the Fund’s assets will be sold in an orderly fashion and reinvested in repurchase agreements, which will generate taxable income.

Effective immediately, the Fund is closed to new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE